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                                                                    Exhibit 23.1



                         INDEPENDENT AUDITORS' CONSENT



    We consent to the use in this Amendment No. 2 to the Registration Statement No. 333-27871 of Scheid Vineyards Inc. on Form SB-2 of our report dated April 18, 1997 appearing in the prospectus and to the reference to us under the headings "Selected Financial Data," and "Experts" in such prospectus.



/s/ DELOITTE & TOUCHE LLP
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Deloitte & Touche LLP
Los Angeles, CA
July 18, 1997